UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

Rodin Global Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-214130	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 5, 2018, Rodin Global Property Trust, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following matters were voted upon at the Annual Meeting:

(1)	The election of five directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The approval of an amendment to a provision in the Company’s Second Articles of Amendment and Restatement to provide more flexibility with respect to conversion of shares of Class T common stock; and

(3)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

As of April 24, 2018, the record date, 1,575,835 shares of common stock were outstanding. A summary of the matters voted upon by the stockholders is set forth below:

Proposal 1 - Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	834,691	60,056	(0)
Steven Bisgay	832,721	62,026	(0)
Arthur F. Backal	831,678	63,069	(0)
John M. Matteson	831,678	63,069	(0)
Dean Palin	831,678	63,069	(0)

The five nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 - Approval of an Amendment to the Company’s Second Articles of Amendment

For	Against	Abstain	Broker Non-Votes
789,725	31,101	73,921	(0)

Stockholders approved the proposal to amend a provision of the Company’s charter to provide more flexibility with respect to conversion of shares of Class T common stock.

On June 8, 2018 the Company caused the amendment to the Company’s Second Articles of Amendment to be filed with the State Department of Assessments and Taxation of Maryland.

Proposal 3 - Ratification of the Appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Votes
847,051	21,837	25,859	(0)

Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Rodin Global Property Trust, Inc.

Date: June 8, 2018	By:	/S/ KENNETH CARPENTER
Name: Kenneth Carpenter
Title: President